Exhibit 99.1

FOR IMMEDIATE RELEASE

Investor Relations Contact

New Horizons Worldwide, Inc.

Investor Relations

Charles Mallon, 484-567-3039

Charlie.Mallon@newhorizons.com

New Horizons Worldwide, Inc. Enters into New Revolving Credit Facility with PNC Bank

Conshohocken, PA, October 2, 2008 – New Horizons Worldwide, Inc. (OTC Bulletin Board:  NEWH) today announced the refinancing of its existing $4 million secured credit facility with Camden LLC and certain other lenders as it enters into a new $6 million revolving credit facility with PNC Bank.

The new revolving credit facility gives the company a lower interest rate and greater flexibility than the previous credit facility. This credit facility provides available funds to support the short-term borrowing needs of the company, finance working capital needs and capital expenditures, as well as to fund other general corporate purposes.

 “This expanded credit facility with a major and highly regarded commercial bank will improve our liquidity and support future growth,” said Mark A. Miller, President and CEO of New Horizons. “Enhanced access to financing will strengthen our relationships with our industry partners, suppliers and creditors.”

The new revolving credit facility will mature and the commitments will terminate on September 30, 2011.  The obligations under the new revolving credit facility are guaranteed by the company and certain direct and indirect domestic subsidiaries of New Horizons Worldwide, Inc.  The obligations of New Horizons Worldwide, Inc. under the new revolving credit facility are secured by substantially all the assets of New Horizons Worldwide, Inc.

The new revolving credit facility contains customary covenants, representations and warranties and events of default.

About New Horizons Computer Learning Centers

With over 300 centers in 60 countries, Conshohocken, Pennsylvania based New Horizons is the world’s largest independent IT training company. Through an integrated learning approach that ensures that new knowledge can be applied to real life situations, New Horizons delivers a full range of technology and business skills training from basic application and desktop productivity tools to complex and integrated business systems. New Horizons continues to expand its offerings, locations, and solutions to meet the growing demands placed on organizations and their employees. For more information, or to find a local New Horizons Computer Learning Center, visit www.newhorizons.com.

Certain matters discussed in this press release are forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and as such involve risks and uncertainties.  Any statements about expectations, beliefs, plans, objectives, assumptions, future events or performance are not historical facts and are forward-looking statements.  The forward-looking statements in this press release are based upon beliefs, assumptions and expectations of the Company’s management as to the Company’s future operations and economic performance, taking into account the information currently available and include comments regarding management’s future outlook and financial performance of the Company and include statements regarding the anticipated benefit of the new revolving credit facility.  These statements are not statements of historical fact, and the Company’s actual results may differ significantly from the results discussed in the forward-looking statements.  Readers should not place undue reliance on these forward-looking statements.  Further, any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, achievements or transactions of the Company or the benefits of the proposed transaction to be materially different from any future results, performance, achievements or transactions expressed or implied by such forward-looking statements.  Many of the factors which could impact the Company and the forward-looking statements contained herein are included in the Company’s filings with the Securities and Exchange Commission.